UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2017 (May 1, 2017)

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number	State of Incorporation	I.R.S. Employer Identification No.
1-16163	WGL Holdings, Inc. 101 Constitution Ave., N.W. Washington, D.C. 20080 (703) 750-2000	Virginia	52-2210912

Former name or former address, if changed since last report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

Item 8.01.	Other Events.

Settlement of Certain Litigation Relating to the Merger

As described in greater detail in the “Litigation Relating to the Merger” section of the definitive proxy statement of WGL Holdings, Inc. (“WGL” or the “Company”) filed with the U.S. Securities and Exchange Commission (“SEC”) on March 31, 2017 and first mailed to WGL shareholders on or about April 3, 2017 (the “Proxy Statement”), a lawsuit captioned Jackson v. WGL Holdings, Inc., et al., Case No. 1:17-cv-00530 (D.D.C) and a lawsuit captioned Parshall v. WGL Holdings, Inc., et al., Case 1:17-cv-00560 (D.D.C) are each pending in the United States District Court for the District of Columbia. In this Current Report on Form 8-K, we refer to these two pending lawsuits, collectively, as the “WGL Merger Litigation”. The WGL Merger Litigation relates to the Agreement and Plan of Merger, dated as of January 25, 2017 (the “Merger Agreement”), by and among AltaGas Ltd. (“AltaGas”), Wrangler Inc. (“Merger Sub”) and WGL, pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will be merged with and into WGL (the “Merger”), with WGL surviving the Merger as an indirect, wholly-owned subsidiary of AltaGas.

On May 1, 2017, solely to avoid the costs, risks, and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, WGL and the other named defendants in the WGL Merger Litigation signed a memorandum of understanding (the “MOU”) to settle the WGL Merger Litigation. This Current Report on Form 8-K is being filed pursuant to the MOU. WGL believes that no further supplemental disclosure is required under applicable state and federal securities laws; however, to avoid the risk of the WGL Merger Litigation delaying or adversely affecting the Merger and to minimize the expense of defending such action, it has agreed, pursuant to the terms of the MOU, to make certain supplemental disclosures related to the proposed Merger, all of which are set forth below.

Supplement to Proxy Statement

The additional disclosures in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which in turn should be read in its entirety. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information in the Proxy Statement. Nothing in this Current Report on Form 8-K, the MOU, or any stipulation of settlement shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein. Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement.

Prospective Financial Information

The disclosure under the heading “THE MERGER—Prospective Financial Information” is hereby supplemented by adding the following disclosure as new line items to the table captioned “Prospective Financial Information” on page 46 of the Proxy Statement:

	2017E	2018E	2019E	2020E	2021E
	($ in thousands)
Funds from Operations**	$519,093	$610,816	$647,090	$611,614	$619,879
Change in Working Capital	$(29,876)	$(106,398)	$(75,384)	$65,552	$67,127
Net Cash Provided by Operating Activities	$489,217	$504,418	$571,706	$677,166	$687,006
Net Cash Provided by Financing Activities	$233,806	$608,955	$79,280	$(65,053)	$(11,440)
Net Cash Used in Investing Activities	$(712,171)	$(1,113,373)	$(650,986)	$(612,113)	$(675,566)
Increase (Decrease in Cash and Cash Equivalents)	$10,852	$—	$—	$—	$—
Cash and Cash Equivalents at Beginning of Year	$5,573	$16,426	$16,426	$16,426	$16,426
Cash and Cash Equivalents at End of Year	$16,426	$16,426	$16,426	$16,426	$16,426

Adjusted EBITDA by Segment:**
Regulated Utility	$374,750	$399,496	$438,452	$472,523	$490,236

WGL MidStream	$20,459	$55,457	$117,430	$126,068	$126,841
Commercial Energy Systems	$73,122	$102,049	$107,853	$120,625	$133,879
Retail Energy Marketing	$51,251	$51,911	$55,471	$58,650	$61,430
Other	$(6,125)	$(5,964)	$(5,830)	$(5,582)	$(5,481)
Total	$513,457	$602,950	$713,376	$772,285	$806,905

**	Adjusted EBITDA and Funds from Operations are non-GAAP performance measures. Adjusted EBITDA is defined as Earnings Before Interest, Taxes, Depreciation and Amortization, less amounts attributable to non-controlling interests and non-GAAP adjustments such as, but not limited to, unrealized mark-to-market positions for our energy-related derivatives and changes in the measured value of our trading inventory for WGL Midstream. Funds from Operations is defined as non-GAAP Operating Earnings as adjusted by non-cash income and expenses. Management is disclosing these non-GAAP measures for the purpose of providing supplemental information that, taken together with the other information included in the proxy statement, might be useful to investors to facilitate their evaluation and understanding of the Company and their consideration of the merger agreement and the plan of merger set forth therein. Non-GAAP adjustments can change significantly and will vary from period to period. As a result, WGL management is not able to reasonably estimate the aggregate impact of these items to derive GAAP earnings projections, and therefore, is not able to provide a corresponding GAAP equivalent for these non-GAAP projections or reconcile those items to a corresponding GAAP equivalent.

Opinion of Goldman, Sachs & Co.

The disclosure under the heading “THE MERGER—Opinion of Goldman, Sachs & Co.—Selected Companies Analysis” is hereby supplemented by deleting the two tables on pg. 49 of the Proxy Statement in their entirety and replacing them with the following:

Selected Companies

(Based on IBES estimates)

	2017E CY P/E	2018E CY P/E	2017E CY EV/EBITDA
Northwest Natural Gas Company	25.8x	24.4x	11.0x
ONE Gas Inc.	23.9x	22.3x	10.3x
South Jersey Industries Inc.	23.6x	21.6x	12.9x
Southwest Gas Holdings Inc.	22.9x	19.9x	8.6x
New Jersey Resources Corporation	21.1x	19.5x	14.4x
Atmos Energy Corporation	20.8x	19.5x	10.7x
Spire Inc.	18.0x	17.4x	11.2x
Company per IBES estimates	19.1x	16.9x	10.3x
Company per Forecasts	18.3x	15.9x	9.3x

Selected Companies

Annualized Dividend Yield
ONE Gas Inc.	2.2%
Southwest Gas Holdings Inc.	2.3%
Atmos Energy Corporation	2.4%
New Jersey Resources Corporation	2.8%
Northwest Natural Gas Company	3.1%
Spire Inc.	3.3%
South Jersey Industries Inc.	3.3%
Company	3.0%

The disclosure under the heading “THE MERGER—Opinion of Goldman, Sachs & Co.—Sum-of-the-Parts Analysis” is hereby supplemented by adding the following sentence following the last bullet point on pg. 52 of the Proxy Statement:

“For purposes of calculating the Implied Value of the Midstream Segment, Adjusted EBITDA as reflected in the Forecasts was further adjusted to add back WGL management’s estimate of the proportionate share of depreciation and amortization of the Company’s midstream pipeline investments.”

Opinion of Lazard Frères & Co. LLC

The disclosure under the heading “THE MERGER—Opinion of Lazard Frères & Co. LLC—Miscellaneous” is hereby supplemented by adding the following as the new last sentence of the second paragraph on pg. 65 of the Proxy Statement:

“Lazard and its affiliates have not received fees for providing financial advisory services to AltaGas during the last two years.”

Interests of the Company’s Directors and Executive Officers in the Merger

The disclosure under the heading “THE MERGER—Interests of the Company’s Directors and Executive Officers in the Merger—Overview” is hereby supplemented by adding the following as the new first sentence of the first full paragraph on pg. 69 of the Proxy Statement:

“In addition, as part of the post-closing commitments made by AltaGas in the merger agreement, AltaGas agreed that, subject to the consummation of the merger, AltaGas intends to offer to retain the Company’s existing executive management team to manage the surviving corporation’s U.S. regulated utility business and to assist in the management of, among other things, AltaGas’ holding company for its U.S. regulated utility business, which the Board anticipated would be favorably received by the applicable regulatory authorities and therefore increase the likelihood of completing the proposed merger; however, any discussions between AltaGas and members of the Company’s executive management team regarding post-transaction employment arrangements prior to the entry into the merger agreement were of a general nature, and did not include substantive discussions regarding specific material terms.”

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger transaction. WGL has filed with the SEC and mailed to its shareholders the Proxy Statement in connection with the proposed merger transaction. THE INVESTORS AND SECURITY HOLDERS OF WGL ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about AltaGas, WGL and the proposed merger transaction. Investors and security holders are able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of WGL’s Proxy Statement may be obtained free of charge upon request by contacting WGL Holdings, Inc., Leslie T. Thornton, Corporate Secretary, 101 Constitution Avenue N.W., Washington, District of Columbia, 20080. WGL’s filings with the SEC are also available on WGL’s website at: http://wglholdings.com/sec.cfm. Investors and security holders may also read and copy any reports, statements and other information filed by WGL with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Forward-Looking Statements

To the extent any statements made in this document contain information that is not historical, these statements are forward-looking statements and are subject to uncertainties and risks. These forward-looking statements relate to, among other things, the expected timing of the completion of the transaction. Forward-looking statements often include words such as “anticipate,” “assume,” “believe,” “can,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “indicate,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “proposed,” “seek,” “should,” “target,” “would” or similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Although certain of these statements set out herein are indicated above, all of the statements in this document that contain forward-looking statements are qualified by these cautionary statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements. Certain material factors or assumptions are applied in making forward looking statements. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the ability to obtain the requisite approval of the Company’s shareholders; the risk that AltaGas or the Company may be unable to obtain governmental and regulatory approvals required for the merger, or that required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; the effect of changes in governmental regulations; and other risk factors relating to the Company’s business, as detailed from time to time in the Company’s reports filed with the SEC. There can be no assurance that the merger will in fact be consummated.

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found in the Proxy Statement, as well as under Item 1.A in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016 and Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2016. The Company cautions that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the Company, investors and shareholders should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the transaction or other matters attributable to the Company or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above.

There also may be other factors that we do not anticipate or that we do not recognize are material that could cause results to differ materially from expectations. Forward-looking statements speak only as of the date they are made. The Company expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required by law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WGL Holdings, Inc.
(Registrant)

Date: May 1, 2017	By:	/s/ William R. Ford
William R. Ford
Vice President and Chief Accounting Officer (Principal Accounting Officer)